                                                                   EXHIBIT 10.97
                            -----------------------



                        NEW CENTURY MORTGAGE CORPORATION

                             NC CAPITAL CORPORATION

                                     Seller

                                       AND

                            CDC MORTGAGE CAPITAL INC.
                                      Buyer



                                 AMENDMENT NO. 3
                          Dated as of February 22, 2002

                                       TO

                           MASTER REPURCHASE AGREEMENT
                            Dated as of July 19, 2001

                              --------------------

         AMENDMENT NO. 3 (this "Amendment"), dated as of February 22, 2002, by and among New Century Mortgage Corporation ("NCMC"), NC Capital Corporation ("NCCC" and, together with NCMC, the "Seller"), and CDC Mortgage Capital Inc. ("Buyer"), to the Master Repurchase Agreement dated as of July 19, 2001 by and among Seller and Buyer (the "Agreement").

         All capitalized terms not otherwise defined herein are defined in the Agreement.

                                    RECITALS

         WHEREAS, Seller and Buyer have entered into Agreement;

         WHEREAS the Seller has requested the Buyer to agree to amend certain provisions of the Agreement as set forth in this Amendment. The Buyer hereto is willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and the Buyer hereby agree as follows:

         NOW, THEREFORE, the parties hereby agree that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyers and Seller agree as follows:

         SECTION 1. Amendment. Section 1 of the Agreement is hereby amended by amending and restating the definition of "Change of Control":

                  " "Change of Control" shall mean the occurrence, after the Effective Date, of any of the following circumstances: (a) Guarantor not owning, directly or indirectly, all of the issued and outstanding capital stock of NCMC; or (b) any Person, or two or more Persons acting in concert, other than the Management Shareholders, acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of Guarantor (or other securities convertible into such securities) representing 35% or more of the combined voting power of all securities of Guarantor entitled to vote in the election of directors; (c) any Person, or two or more Persons acting in concert, other than the Management Shareholders, acquiring by contract or otherwise, or entering into a contract or arrangement which upon consummation will result in its or their acquisition of and, control over securities of Guarantor (or other securities convertible into such securities) representing 35% or more of the combined voting power of all securities of Guarantor entitled to vote in the election of directors; and (d) Robert Cole ceasing to be Chairman and Chief Executive Officer of Guarantor."

         SECTION 2. Effectiveness of the Amendment. This Amendment shall have
                    ------------------------------
been effective as of November 20, 2001.

         SECTION 3. Ratification of Agreement. As amended by this Amendment, the
                    -------------------------
Agreement is in all respects ratified and confirmed and the Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

     SECTION 4. Representations and Warranties. To induce the Seller to enter
                ------------------------------
into this Amendment, the Seller hereby represents and warrants to the Seller that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Agreement and the other Repurchase Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

     SECTION 5. No Other Amendments. Except as expressly amended hereby, the
                -------------------
Agreement and the other Repurchase Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     SECTION 6. Expenses. The Seller agrees to pay and reimburse the Buyer for
                --------
all of the out-of-pocket costs and expenses incurred by Seller in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of its attorneys.

     SECTION 7. GOVERNING LAW.
                -------------

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     SECTION 8. Counterparts.
                ------------

     This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


CDC MORTGAGECAPITAL INC., as            NEW CENTURY MORTGAGE
Buyer under the Agreement               CORPORATION, as Seller under the
                                        Agreement


By:         /s/ illegible               By:     /s/ Patrick Flanagan
      ----------------------------          ----------------------------
Name:                                   Name:
Title:                                  Title:    President

By:      /s/ William Branagh
     -----------------------------
Name:
Title:    Director                      NC CAPITAL CORPORATION,
                                        as Seller under the Agreement

                                        By:    /s/ Patrick Flanagan
                                            ----------------------------
                                        Name:
                                        Title: President

The undersigned guarantor hereby consents and agrees to the foregoing Amendment:




                                        NEW CENTURY FINANCIAL
                                        CORPORATION


                                        By:      /s/ ILLEGIBLE
                                           __________________________
                                        Name:
                                        Title: